UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 2, 2015

Fuse Science, Inc.
(Exact name of small business issuer as specified in its charter)

Nevada	87-0460247
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

5510 Merrick Road, Massapequa, NY 11758
(Address of principal executive offices)

(516) 659-7558
(Issuer’s telephone number)

_____________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On December 2, 2015, Gelvin Stevenson resigned as a member of our board of directors.  There was no known disagreement with Mr. Stevenson on any matter relating to our operations, policies or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fuse Science, Inc.

/s/ Ezra J. Green
Ezra J. Green
Chief Executive Officer
Date:  December 3, 2015